EXHIBIT  10.1

                          SECURITIES PURCHASE AGREEMENT

      SECURITIES PURCHASE AGREEMENT, dated as of April 1, 2004 (this "Agreement"),between WORLDWATER CORP., a Delaware corporation with principal executive offices at Pennington Business Park, 55 Route 31 South, Pennington, New Jersey 08534 (the "Company"),and SBI BRIGHTLINE VIII LLC, a Delaware limited liability company with its principal offices at 610 Newport Center Drive, Suite 1205, Newport Beach, California 92660 (the "Purchaser").

                                  INTRODUCTION

      Subject to the terms and conditions of this Agreement, the Company may issue and sell to the Purchaser and the Purchaser shall purchase from the Company the following: (i) up to 17,000,000 shares of the Common Stock (the "Shares"), par value $0.001 per share (the "Common Stock"); (ii) warrants (the "$0.17 Warrants") exercisable for an aggregate of 2,100,000 shares of Common Stock at the exercise price of $0.17 per share, in the form attached hereto as Exhibit A hereto; and (iii) warrants (the "$0.22 Warrants"), exercisable for an aggregate of 1,500,000 shares of Common Stock at the exercise price of $0.22 per share, in the form of Exhibit B hereto, and (iii) warrants (the "$0.27 Warrants", and, together with the $0.17 Warrants and the $0.22 Warrants, the "Warrants") exercisable for an aggregate of 1,500,000 shares of Common Stock at the exercise price of $0.27 per share, in the form attached hereto as Exhibit C hereto. This Agreement, together with the Warrants, are hereinafter referred to as the "Transaction Agreements".

      NOW THEREFORE, in consideration of the mutual covenants contained in this Agreement, the Company and the Purchaser hereby agree as follows:

                                    ARTICLE I
                            ACQUISITION OF SECURITIES

     SECTION  1.01     PURCHASE  AND  SALE.

     (a) Schedule 1.01(a) attached hereto defines three tranches of Shares that the Purchaser has agreed to purchase from the Company (each, a "Tranche") and, with respect to each Tranche, sets forth the number of Shares constituting such Tranche (the "Tranche Shares") and the purchase price per share for the Tranche Shares in such Tranche (the "Tranche Purchase Price"). The number of shares in each Tranche, and the purchase price for each share, shall be adjusted for any stock split, stock dividend or reverse stock split occurring after the date hereof and prior to the closing of a Tranche.

     (b) The Company may, in its sole discretion, elect to sell the Tranche Shares of any Tranche to the Purchaser at any time commencing on the date (the "Effective Date") on which the Registration Statement (as defined in Section 3.01(a)) of the Company covering the resale of the Shares is declared effective under the Securities Act of 1933, as amended (the "Securities Act"), and terminating reasonably promptly thereafter, provided, however, (i) the Company must elect to sell all of the Tranche Shares included in a Tranche if it elects to sell any of the Tranche Shares in such Tranche; (ii) the Company must elect to sell the Tranche Shares in the order that the Tranches are listed on Schedule 1.01(a); and (iii) the total beneficial ownership of the Purchaser of shares of Common Stock shall not exceed 9.8% of the Common Stock, giving effect to the acquisition of the Tranche or Tranches in question. Subject to the immediately preceding sentence, the Company may elect to sell Tranche Shares included in more than one Tranche at the same time. To effect its election to sell Shares, the Company must give written notice thereof (an "Election Notice") to the Purchaser. The Election Notice shall specify the Tranche or Tranches with respect to which the election is being made and the date on which the closing of the sale and purchase of the Tranche Shares shall occur; provided, such date shall be a Business Day (as hereinafter defined) and shall not be earlier than five days after the date such Election Notice is given to the Purchaser. An Election Notice shall be irrevocable except as provided in Section 1.02(c). For purposes hereof, the term "Business Day" shall mean any day which is not (i) a Saturday or a Sunday or (ii) a day on which banking institutions are generally authorized or obligated to close in the City of Los Angeles, California. Subject to the foregoing and provided that the representations and warranties of the Company set forth herein are true and correct as of the date of an Election Notice and that all conditions to the respective obligations of the parties hereto set forth herein have either been satisfied or waived, in the event that the Company gives an Election Notice, the Purchaser shall be obligated to purchase the Tranche Shares, covered by such notice.

     (c) Simultaneous with the purchase of the Tranche Shares, the Company shall deliver to the Purchaser the Warrants applicable to such Tranche.

     SECTION  1.02     CLOSING  PROCEDURES;  THE  CLOSINGS.

     (a) Subject to the satisfaction or waiver of the conditions precedent set forth in Article IV hereof, the closing of a purchase of Tranche Shares by the Purchaser pursuant to this Agreement (each, a "Closing") shall occur at 10:00 a.m. on the date specified in the Election Notice delivered by the Company with respect to such Tranche Shares unless the Company and the Purchaser have mutually agreed on a different time or date with respect to such Closing (the time and date of the Closing of a particular Tranche is referred to herein as the "Tranche Closing Date"). Unless otherwise agreed by the Company and the Purchaser, each Closing shall occur at the offices of Reitler Brown LLC, New York, New York, counsel to the Purchaser.


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     (b) At each Closing, (i) each of the Company and the Purchaser shall deliver to the other, as applicable, any documents required to be delivered by Sections 4.01 and 4.02 hereof which have not been delivered prior to such Closing, (ii) the Purchaser shall deliver to the Company an acknowledgement of the applicable Tranche Purchase Price for the Tranche Shares being purchased at the Closing and state the date, not to exceed three Business Days following the Tranche Closing Date, on or prior to which the Tranche Purchase Price shall be delivered by the Purchaser to the Company by wire transfer of immediately available funds to an account designated in writing by the Company at or prior to the Closing, and (iii) the Company shall deliver to the Purchaser one or more stock certificates, determined in accordance with the instructions of the Purchaser, representing the Tranche Shares being purchased or shall cause the Tranche Shares being purchased to be electronically transferred to the Purchaser. The payment of the Tranche Purchase Price referenced in clause (ii) shall be deemed to have been delivered at the Closing for the purposes hereof.

     (c) If a Closing does not occur on a proposed Tranche Closing Date because the conditions specified in this Section 1.02(b) to be fulfilled by the Purchaser and/or Article IV were not satisfied at the time of the applicable proposed Tranche Closing Date, the Election Notice with respect to the Tranche or Tranches proposed to be sold on such proposed Tranche Closing Date shall automatically be revoked; provided, however, such revocation shall not impair the right of the Company to give another Election Notice with respect to the Tranche or Tranches covered by the revoked Election Notice or to compel the Purchaser to purchase any Tranche Shares included in such Tranche or Tranches on a subsequent Tranche Closing Date on which the conditions specified in such sections and Article hereof are satisfied.

     (d) If a Closing does not occur on a proposed Tranche Closing Date because the conditions specified in Section 1.02(b) to be fulfilled by the Company and/or Section 4.01 were not satisfied at the time of the applicable proposed Tranche Closing Date, the Election Notice with respect to any Tranche or Tranches proposed to be sold on such proposed Tranche Closing Date shall automatically be revoked; provided, however, such revocation shall not impair the right of the Company to give another Election Notice with respect to the Tranche or Tranches covered by the revoked Election Notice or to compel the Purchaser to purchase any Tranche Shares included in such Tranche or Tranches on a subsequent Tranche Closing Date on which the conditions specified in such sections and Article hereof are satisfied. In the event the Company is unable to satisfy the conditions specified in such sections within 30 days following the automatic revocation of an Election Notice, the Company may elect to terminate this Agreement; provided, however, that the terms of Article III hereof will survive such termination with respect to any Tranches that have been sold.

                                   ARTICLE II
                          REPRESENATIONS AND WARRANTIES

     SECTION 2.01 REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby represents and warrants to the Purchaser as follows: (a) (i) The Common Stock has been registered under Section 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the Company is subject to the periodic reporting requirements of Section 13 of the Exchange Act. The Company has heretofore provided to the Purchaser true, complete, and correct copies of all forms, reports, schedules, statements, and other documents required to be filed by it under the Exchange Act since at least December 31, 2003, as such documents have been amended since the time of the filing thereof and a copy of the Registration Statement (collectively, including all forms, reports, schedules, statements, and other documents filed by the Company therewith, the "SEC Documents"). The SEC Documents, including, without limitation, any financial statements and schedules included therein, at the time filed or, if subsequently amended, as so amended, (i) did not contain any untrue statement of a material fact required to be stated therein or necessary in order to make the statements therein not misleading and (ii) complied in all respects with the applicable requirements of the Exchange Act and the applicable rules and regulations thereunder.

      (ii) The Company maintains disclosure controls and procedures required by Rule 13a-15 or 15d-15 under the Exchange Act; such controls and procedures are effective to ensure that all material information concerning the Company and its subsidiaries is made known on a timely basis to the individuals responsible for the preparation of the Company's filings with the SEC and other public disclosure documents. The Company has delivered to the Purchaser copies of, all written descriptions of, and all policies, manuals and other documents promulgating, such disclosure controls and procedures. To the Company's knowledge, each director and executive officer thereof has filed with the SEC on a timely basis all statements required by Section 16(a) of the Exchange Act and the rules and regulations thereunder since at least December 31, 2003. As used in this Section 2.01(a), the term "file" shall be broadly construed to include any manner in which a document or information is furnished, supplied or otherwise made available to the SEC.

      (iii) The Chief Executive Officer and the Chief Financial Officer of the Company have signed, and the Company has furnished to the SEC, all certifications required by Sections 302 and 906 of the Sarbanes-Oxley Act of 2002; such certifications contain no qualifications or exceptions to the matters certified therein and have not been modified or withdrawn; and neither the Company nor any of its officers has received notice from any governmental entity questioning or challenging the accuracy, completeness, form or manner of filing or submission of such certifications.


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

      (iv) The Company has heretofore has provided to the Purchaser complete and correct copies of all certifications filed with the SEC pursuant to Sections 302 and 906 of Sarbanes-Oxley Act of 2002 and hereby reaffirms, represents and warrants to the Purchaser the matters and statements made in such certificates.

(b) At the date hereof and at each Tranche Closing Date:

      (i) the Common Stock is and shall be traded and quoted in the over-the-counter Bulletin Board market (the "OTCBB");

      (ii) the Company has and shall have performed or satisfied all of its undertakings to, and of its obligations and requirements with, the Commission; and

      (iii) the Company has not, and shall not have taken any action that would preclude, or otherwise jeopardize, the inclusion of the Common Stock for quotation on the OTCBB.

(c) WorldWater Philippines, Inc., a Philippines corporation ("Subsidiary"), is the sole subsidiary of the Company. Other than Subsidiary, the Company has no subsidiaries or affiliated corporation or owns any interest in any other enterprise (whether or not such enterprise is a corporation). Each of the Company and Subsidiary has been duly organized and is validly existing as a corporation in good standing under the laws of the respective jurisdiction of its incorporation with full power and authority (corporate and other) to own, lease and operate its respective properties and conduct its respective business as described in the SEC Documents; each of the Company and Subsidiary is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the ownership or leasing of its respective properties or the conduct of its respective business requires such qualification, except where the failure to be so qualified or be in good standing would not have a material adverse effect on the business, prospects, condition (financial or otherwise), and results of operations of the Company and Subsidiary taken as a whole; no proceeding has been instituted in any such jurisdiction, revoking, limiting or curtailing, or seeking to revoke, limit or curtail, such power and authority or qualification; each of the Company and Subsidiary is in possession of, and operating in compliance with, all authorizations, licenses, certificates, consents, orders and permits from state, federal, foreign and other regulatory authorities that are material to the conduct of its business, all of which are valid and in full force and effect; neither the Company nor Subsidiary is in violation of its charter or bylaws or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any material bond, debenture, note or other evidence of indebtedness, or in any material lease, contract, indenture, mortgage, deed of trust, loan agreement, joint venture or other agreement or instrument to which it is a party or by which it or its respective properties or assets may be bound, which violation or default would have a material adverse effect on the business, prospects, financial condition or results of operations of the Company and Subsidiary taken as a whole; and neither the Company nor Subsidiary is in violation of any law, order, rule, regulation, writ, injunction, judgment or decree of any court, government or governmental agency or body, domestic or foreign, having jurisdiction over the Company or Subsidiary or over its respective properties or assets, which violation would have a material adverse effect on the business, prospects, financial condition or results of operations of the Company and Subsidiary taken as a whole. The SEC Documents accurately describe any corporation, association or other entity owned or controlled, directly or indirectly, by the Company or Subsidiary.

(d) The Company has full legal right, power and authority to enter into each of the Transaction Agreements and to perform the transactions contemplated hereby and thereby. Each of the Transaction Agreements has been duly authorized, executed and delivered by the Company and is a valid and binding agreement on the part of the Company, enforceable in accordance with its respective terms; the performance of each of the Transaction Agreements and the consummation of the transactions herein or therein contemplated will not result in a breach or violation of any of the terms and provisions of, or constitute a default under,
(i) any bond, debenture, note or other evidence of indebtedness, or under any lease, contract, indenture, mortgage, deed of trust, loan agreement, joint venture or other agreement or instrument to which the Company or Subsidiary is a party or by which its respective properties or assets may be bound, (ii) the charter or bylaws of the Company or Subsidiary, or (iii) any law, order, rule, regulation, writ, injunction, judgment or decree of any court, government or governmental agency or body, domestic or foreign, having jurisdiction over the Company or Subsidiary or over its respective properties or assets, which violation or default would have a material adverse effect on the business, prospects, financial condition or results of operations of the Company and Subsidiary taken as a whole. No consent, approval, authorization or order of, or qualification with, any court, government or governmental agency or body, domestic or foreign, having jurisdiction over the Company or Subsidiary or over its respective properties or assets is required for the execution and delivery of any Transaction Agreement and the consummation by the Company of the transactions herein and therein contemplated, except such as may be required under the Securities Act or under state or other securities or blue sky laws, all of which requirements have been, or in accordance therewith will be, satisfied in all material respects.


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(e) There is not any pending or, to the best of the Company's knowledge, threatened, action, suit, claim or proceeding against the Company or Subsidiary, or any of its respective officers or any of its properties, assets or rights, before any court, government or governmental agency or body, domestic or foreign, having jurisdiction over the Company or Subsidiary or over its officers or properties or otherwise that (i) is reasonably likely to result in any material adverse change in the business, prospects, financial condition or results of operations of the Company and Subsidiary taken as a whole or might materially and adversely affect their properties, assets or rights taken as a whole, (ii) might prevent consummation of the transactions contemplated by the Transaction Agreements, (iii) will be required to be disclosed in the Registration Statement, except to the extent heretofore disclosed in the SEC Documents, or (iv) alleging violation of any Federal or state securities laws.

(f) The authorized capital stock of the Company consists of 135,000,000 shares of Common Stock, par value $.001 per share, of which 59,332,551 shares of Common Stock are outstanding, and 10,000,000 shares of preferred stock, par value $.01 per share, of which 677,778 shares are outstanding. All outstanding capital stock of Subsidiary is owned beneficially and of record by the Company. Each of such outstanding shares of Common Stock and each outstanding share of capital stock of Subsidiary, is duly and validly authorized, validly issued, fully paid, and nonassessable, has not been issued and is not owned or held in violation of any preemptive or similar right of stockholders. Except as disclosed in the SEC Documents, (i) there is no commitment, plan, or arrangement to issue, and no outstanding option, warrant, or other right calling for the issuance of, any share of capital stock of, or any security or other instrument convertible into, exercisable for, or exchangeable for capital stock of, the Company or Subsidiary, except for an aggregate of 34,812,666 options and/or warrants currently outstanding to acquire shares of Common Stock, and (ii) except as described in the SEC Documents, there is outstanding no security or other instrument convertible into or exchangeable for capital stock of the Company or Subsidiary. The Shares and the Warrant Shares (as hereinafter defined) have been duly authorized for issuance and sale to the Purchaser pursuant hereto and the Warrants, respectively, and, when issued and delivered by the Company against payment therefor in accordance with the terms of this Agreement and the relevant Warrant or Warrants, respectively, will be duly and validly issued and fully paid and nonassessable, and will be sold free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest of any kind; and no preemptive or similar right, co-sale right, registration right, right of first refusal or other similar right of stockholders exists with respect to any of the Shares or Warrant Shares or the issuance and sale thereof other than those that have been expressly waived prior to the date hereof and those that will automatically expire upon the execution hereof. No further approval or authorization of any stockholder, the Board of Directors of the Company or others is required for the issuance and sale or transfer of the Shares, the Warrants, or the Warrant Shares, except as may be required under the Securities Act, the rules and regulations promulgated thereunder or under state or other securities or blue sky laws. The description of the Company's stock option, stock bonus and other stock plans or arrangements, and the options or other rights granted and exercised thereunder, set forth in the SEC Documents accurately and fairly presents the information required to be shown with respect to such plans, arrangements, options and rights under the Securities Act, the Exchange Act, and the rules and regulations promulgated thereunder. Presently, the Company does not have a sufficient number of authorized shares of its Common Stock to cover the shares of Common Stock issuable upon the exercise of the Warrants (the "Warrant Shares"). The Company will use its best efforts to obtain shareholder approval for an increase in the Company's authorized Common Stock and, upon such authorization, the Company will reserve, free of preemptive rights and other similar contractual rights of stockholders, a sufficient number of its authorized, but unissued, shares of its Common Stock to cover the Shares and the Warrant Shares.

(g) Amper, Politziner & Mattia, P.C. (the "Auditors"), which has examined the consolidated financial statements of the Company, together with the related schedules and notes, for the period from January 1, 2002 to December 31, 2002 and for the nine month period ended September 30, 2003, respectively, and Civale, Silvestri, Alfieri, Martin & Higgins, LLC, which has examined the consolidated financial statements of the Company, together with the related schedules and notes, for the period from January 1, 2000 to December 31, 2000, and January 1, 2001 to December 31, 2001,respectively, filed with the Commission as a part of the SEC Documents, and which, pursuant to the rules and regulations of the Commission are to be included in the Registration Statement, are independent accountants within the meaning of the Securities Act, the Exchange Act, and the rules and regulations promulgated thereunder; the audited consolidated financial statements of the Company, together with the related schedules and notes, and the unaudited financial information, forming part of the SEC Documents, fairly present and will fairly present the financial position and the results of operations of the Company at the respective dates and for the respective periods to which they apply; and all audited consolidated financial statements of the Company, together with the related schedules and notes, and the unaudited consolidated financial information, filed with the Commission as part of the SEC Documents, complied and will comply as to form in all material respects with applicable accounting requirements and with the rules and regulations of the Commission with respect hereto when filed, have been and will be prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved except as may be otherwise stated therein (except as may be indicated in the notes thereto or as permitted by the rules and regulations of the Commission) and fairly present and will fairly present, subject in the case of the unaudited consolidated financial statements, to customary year end audit adjustments, the financial position of the Company as at the dates thereof and the results of its operations and cash flows. The procedures pursuant to which the aforementioned consolidated financial statements have been audited are compliant with generally accepted auditing standards. The selected and summary consolidated financial and statistical data included in the SEC Documents present and will present fairly the information shown therein and have been compiled on a basis consistent with the audited consolidated financial statements presented therein. No other financial statements or schedules are required to be included in the SEC Documents. The financial statements referred to in this Section 2.01(g) contain all certifications and statements required the SEC's Order, dated June 27, 2002, pursuant to Section 21(a)(1) of the Exchange Act (File No. 4-460), Rule 13a-14 or 15d-14 under the Exchange Act, or 18 U.S.C. Section 1350 (Sections 302 and 906 of the Sarbanes-Oxley Act of 2002) with respect to the report relating thereto. Since December 31, 2003,


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      (i) There has at no time been a material adverse change in the financial condition, results of operations, businesses, properties, assets, liabilities, or future prospects of the Company and Subsidiary taken as a whole;

      (ii) The Company has not authorized, declared, paid, or effected any dividend or liquidating or other distribution in respect of its capital stock or any direct or indirect redemption, purchase, or other acquisition of any stock of the Company or Subsidiary.

      (iii) Except as set forth in the SEC Documents, the operations and businesses of the Company have been conducted in all respects only in the ordinary course.

There is no fact known to the Company which materially adversely affects or in the future (as far as the Company can reasonably foresee) may materially adversely affect the financial condition, results of operations, businesses, properties, assets, liabilities, or future prospects of the Company; provided, however, that the Company expresses no opinion as to political or economic matters of general applicability. The Company has made known, or caused to be made known, to the accountants or auditors who have prepared, reviewed, or audited the aforementioned consolidated financial statements all material facts and circumstances which could affect the preparation, presentation, accuracy, or completeness thereof.

(h) Subsequent to the respective dates as of which information is given in the SEC Documents, there has not been (i) any material adverse change in the business, prospects, financial condition or results of operations of the Company and Subsidiary taken as a whole, (ii) any transaction committed to or consummated that is material to the Company and Subsidiary taken as a whole,
(iii) any obligation, direct or contingent, that is material to the Company and Subsidiary taken as a whole incurred by the Company or Subsidiary, except such obligations as have been incurred in the ordinary course of business, (iv) any change in the capital stock or outstanding indebtedness of the Company or Subsidiary that is material to the Company and Subsidiary taken as whole, (v) any dividend or distribution of any kind declared, paid, or made on the capital stock of the Company, or (vi) any loss or damage (whether or not insured) to the property of the Company or Subsidiary which has a material adverse effect on the business, prospects, condition (financial or otherwise), or results of operations of the Company and Subsidiary taken as a whole.

(i) Except as set forth in the SEC Documents, (i) each of the Company and Subsidiary has good and marketable title to all properties and assets described in the SEC Documents as owned by it, free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest, other than such as would not have a material adverse effect on the business, prospects, financial condition or results of operations of the Company and Subsidiary taken as a whole, (ii) the agreements to which the Company and Subsidiary is a party described in the SEC Documents are legal, valid and binding agreements, enforceable by the Company or Subsidiary, as applicable, in accordance with their terms, and, to the best of the Company's knowledge, the other contracting party or parties thereto are not in breach or default under any of such agreements, and (iii) each of the Company and Subsidiary has valid and enforceable leases for all properties described in the SEC Documents as leased by it. Except as set forth in the SEC Documents, each of the Company and Subsidiary owns or leases all such properties as are necessary to its respective operations as now conducted and as described in the SEC Documents.

(j) Each of the Company and Subsidiary has timely filed all respective federal, state, local and foreign tax returns required to be filed by it and has paid all taxes shown thereon as due, and there is no tax deficiency that has been or, to the best of the Company's knowledge, is likely to be asserted against the Company or Subsidiary if audited, which might have a material adverse effect on the business, prospects, financial condition or results of operations of the Company and Subsidiary taken as a whole, and all tax liabilities are adequately provided for on the books of the Company and Subsidiary.

(k) Each of the Company and Subsidiary maintains insurance with insurers of recognized financial responsibility of the types and in the amounts generally deemed adequate for its business including, but not limited to, insurance covering real and personal property owned or leased by the Company or Subsidiary, as applicable, against theft, damage, destruction, acts of vandalism, and all other risks customarily insured against, all of which insurance is in full force and effect; neither the Company nor Subsidiary has been refused any insurance coverage sought or applied for; and neither the Company not Subsidiary has reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not materially and adversely affect the business, prospects, condition, or results of operations of the Company and Subsidiary taken as a whole.


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(l) No labor disturbance by the employees of the Company or Subsidiary exists or, to the best of the Company's knowledge, is imminent. The Company is not aware of any existing or imminent labor disturbance by the employees of any principal suppliers or customers of the Company or Subsidiary that might be expected to result in any material adverse change in the business, prospects, financial condition, or results of operations of the Company and Subsidiary taken as a whole. No collective bargaining agreement exists with any of the Company's or Subsidiary's employees and, to the best of the Company's knowledge, no such agreement is imminent.

(m) Each of the Company and Subsidiary owns or possesses adequate rights to use all patents, patent rights, inventions, trade secrets, know-how, trademarks, service marks, trade names, logos, and copyrights described or referred to in the SEC Documents as owned by or used by it or that are necessary to conduct its respective businesses as described in the SEC Documents; neither the Company nor Subsidiary has received any notice of, or has knowledge of, any infringement of or conflict with asserted rights of the Company or Subsidiary by others with respect to any patents, patent rights, inventions, trade secrets, know-how, trademarks, service marks, trade names, logos, or copyrights described or referred to in the SEC Documents as owned by or used by it; and neither the Company nor Subsidiary has received any notice of, or has knowledge of, any infringement of, or conflict with, asserted rights of others with respect to any patents, patent rights, inventions, trade secrets, know-how, trademarks, service marks, trade names, logos, or copyrights described or referred to in the SEC Documents as owned by or used by it or which, individually or in the aggregate, in the event of an unfavorable decision, ruling or finding, would have a material adverse effect on the business, prospects, financial condition or results of operations of the Company and Subsidiary taken as a whole.

(n) The Company has been advised concerning the Investment Company Act of 1940, as amended (the "Investment Company Act"), and the rules and regulations thereunder, and has in the past conducted, and intends in the future, to conduct its affairs in such a manner as to ensure that it is not and will not become an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act and such rules and regulations.

(o) Neither the Company nor Subsidiary has, and no person or entity acting on behalf or at the request of the Company or Subsidiary has, at any time during the last five years (i) made any unlawful contribution to any candidate for foreign office or failed to disclose fully any contribution in violation of law, or (ii) made any payment to any federal or state governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or permitted by the laws of the United States or any other applicable jurisdiction.

(p) Neither the Company nor Subsidiary, nor any person acting on behalf thereof, has taken or will take, directly or indirectly, any action designed to, or that might reasonably be expected to cause or result in, stabilization in violation of law, or manipulation, of the price of the Common Stock to facilitate the sale or resale of the Shares or the Warrant Shares.

(q) [INTENTIONALLY OMITTED]

(r) Except as set forth in the SEC Documents, (i) each of the Company and Subsidiary is in compliance in all material respects with all rules, laws and regulations relating to the use, treatment, storage and disposal of toxic substances and protection of health or the environment ("Environmental Laws") that are applicable to its business, (ii) neither the Company nor Subsidiary has received notice from any governmental authority or third party of an asserted claim under Environmental Laws, which claim is required to be disclosed in the SEC Documents, (iii) to the best knowledge of the Company, neither the Company nor Subsidiary is likely to be required to make future material capital expenditures to comply with Environmental Laws (iv) no property which is owned, leased or occupied by the Company or Subsidiary has been designated as a Superfund site pursuant to the Comprehensive Response, Compensation, and Liability Act of 1980, as amended (42 U.S.C. 9601, et seq.), or otherwise designated as a contaminated site under applicable state or local law, and (v) neither the Company nor Subsidiary is in violation of any federal or state law or regulation relating to occupational safety or health.

(s) The books, records and accounts of each of the Company and Subsidiary accurately and fairly reflect, in reasonable detail, the transactions in, and dispositions of, the assets of, and the results of operations of, the Company and Subsidairy, as applicable, all to the extent required by generally accepted accounting principles. Each of the Company and Subsidiary maintains a system of internal accounting controls sufficient to provide reasonable assurances that
(i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(t) There are no outstanding loans, advances (except normal advances for business expenses in the ordinary course of business) or guarantees of indebtedness by the Company or Subsidiary to, or for the benefit of, any of the officers, directors, or director-nominees of the Company or Subsidiary or any of the members of the families of any of them, except as disclosed in the SEC Documents.

(u) Except for a 5% placement fee to Rolin Inc., neither the Company nor Subsidiary has incurred any liability, direct or indirect, for finders' or similar fees on behalf of or payable by the Company or Subsidiary or the Purchaser in connection with the Transaction Agreements or any other transaction involving the Company and the Purchaser.

(v) No stockholder of the Company has any right (which has not been waived or has not expired by reason of lapse of time following notification of the Company's intent to file the Registration Statement) to request or require the Company to register the sale of any shares owned by such stockholder under the Securities Act on the Registration Statement.

(w) Neither the Company or Subsidiary, nor, to the best knowledge of the Company, any director, officer, agent, employee, or other person associated with, or acting on behalf of, the Company or any Subsidiary, has, directly or indirectly: used any corporate funds for unlawful contributions, gifts, entertainment, or other unlawful expenses relating to political activity; made any unlawful payment to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns from corporate funds; violated any provision of the Foreign Corrupt Practices Act of 1977, as amended; or made any bribe, rebate, payoff, influence payment, kickback, or other unlawful payment. The Company's internal accounting controls and procedures are sufficient to cause the Company and Subsidiary to comply in all respects with the Foreign Corrupt Practices Act of 1977, as amended.

(x) Except as disclosed in the SEC Documents, no director, officer, shareholder or employee of the Company or Subsidiary has any interest, whether as an employee, officer, director, shareholder, agent, independent contractor, security holder, creditor, consultant, or otherwise (other than as less than 1% shareholder of a publicly traded company), either directly or indirectly, in any person (whether a corporation, partnership, limited partnership, limited liability company, limited liability partnership, business trust, sole proprietorship, or otherwise) that presently (i) provides any services or designs, produces and/or sells any products or product lines, or engages in any activity which is the same, similar to or competitive with any activity or business in which the Company or Subsidiary is now engaged; (ii) is a supplier of, customer of, creditor of, or has an existing contractual relationship with the Company or Subsidiary; or (iii) has any direct or indirect interest in any asset or property used by the Company or Subsidiary or any property, real or personal, tangible or intangible, that is necessary or desirable for the conduct of the business of the Company or the Subsidiary. Except as disclosed in the SEC Documents, no current or former stockholder, director, officer or employee of any member of the Company or Subsidiary or any affiliate thereof, is at present, or since the inception of the Company has been, directly or indirectly through his affiliation with any other person, a party to any transaction (other than as an employee) with the Company or Subsidiary providing for the furnishing of services by, or rental of real or personal property from, or otherwise requiring cash payments to any such person.

(y) (i) The Company is in compliance with, and is not in violation of, applicable federal, state, local or foreign statutes, laws and regulations (including without limitation, any applicable building, zoning or other law, ordinance or regulation) affecting its properties or the operation of its business. The Company is not subject to any order, decree, judgment or other sanction of any court, administrative agency or other tribunal.

(ii) Each of The Company, its directors and its senior financial officers has consulted with the Company's independent auditors and with the Company's outside counsel with respect to, and (to the extent applicable to the Company) is familiar in all material respects with all of the requirements of, Sarbanes-Oxley Act of 2002. The Company is in compliance with the provisions of such act applicable to it as of the date hereof and has implemented such programs and has taken reasonable steps, upon the advice of the Company's independent auditors and outside counsel, respectively, to ensure the Company's future compliance (not later than the relevant statutory and regulatory deadlines therefore) with all provisions of such act which shall become applicable thereto after the date hereof.

      SECTION 2.02 REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE PURCHASER. The Purchaser represents and warrants to the Company as follows:

      (a) The Purchaser is a limited liability company duly organized, validly existing and in good standing under the laws of its jurisdiction of formation.

      (b) The Purchaser has full legal right, power and authority to enter into this Agreement and to perform the transactions contemplated hereby. This Agreement has been duly authorized, executed and delivered by the Purchaser. The execution, delivery and performance of this Agreement by the Purchaser and the consummation of the transactions herein contemplated will not violate any provision of the organizational documents of the Purchaser and will not result in the creation of any lien, charge, security interest or encumbrance upon any assets or property of the Purchaser pursuant to the terms or provisions of, or will not conflict with, result in the breach or violation of, or constitute, either by itself or upon notice or the passage of time or both, a default under any agreement, mortgage, deed of trust, lease, franchise, license, indenture, permit or other instrument to which the Purchaser is a party or by which the Purchaser or any of its assets or properties may be bound or affected or any statute or any authorization, judgment, decree, order, rule or regulation of any court or any regulatory body, administrative agency or other governmental body applicable to the Purchaser or any of its properties. No consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmental body is required for the execution, delivery and performance by the Purchaser of this Agreement or the consummation by the Purchaser of the transactions contemplated hereby. Assuming the valid execution hereof by the Company, this Agreement will constitute the legal, valid and binding obligation of the Purchaser, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except as the indemnification agreements of the Purchaser in Section 3.03 hereof may be legally unenforceable.

      (c) There are no legal or governmental actions, suits or proceedings pending or, to the Purchaser's knowledge, threatened to which the Purchaser is or may be a party which seeks to prevent or restrain the transactions contemplated by this Agreement or to recover damages as a result of the consummation of such transactions. To the knowledge of the Purchaser, the Purchaser has not been and is not currently the subject of an investigation or inquiry by the Commission, National Association of Securities Dealers, Inc., NASD Regulation, Inc., or any state securities commission.

      (d) The Purchaser is knowledgeable, sophisticated and experienced in making, and is qualified to make, decisions with respect to investments in shares representing an investment decision like that involved in the purchase of the Shares, the Warrants, and the Warrant Shares, including investments in securities issued by the Company. The Purchaser is an "accredited investor" within the meaning of Rule 501(a) of Regulation D promulgated under the Securities Act. The Purchaser is not a "dealer" within the meaning of the Securities Act or a "broker" or "dealer" within the meaning of the Exchange Act. The Purchaser is able to bear the economic risk of loss of the Purchaser's entire investment in the Shares, the Warrants, and the Warrant Shares.

      (e) The Purchaser has requested, received, reviewed and considered all information it deems relevant in making an informed decision to purchase the Shares and the Warrants. The Purchaser understands that the Company is still in the development stage and does not have operating revenues.

      (f) The Purchaser is acquiring the Shares and the Warrants in the ordinary course of its business and for its own account for investment only and with no present intention of distributing any of such Shares in violation of the Securities Act or entering into any arrangement or understanding with any other person regarding the distribution of such Shares in violation of the Securities Act (it being understood that the foregoing does not limit the Purchaser's right to sell Shares pursuant to the Registration Statement).

      (g) Except for the representations and warranties contained in this
Section 2.02, the Purchaser makes no representation or warranty to the Company, express or implied, in connection with the transactions contemplated by this Agreement.

      SECTION 2.03 SURVIVAL OF REPRESENTATIONS, WARRANTIES AND AGREEMENTS. Notwithstanding any investigation made by any party to this Agreement, all covenants, agreements, representations and warranties made by the Company and the Purchaser herein and in the certificates delivered pursuant hereto shall survive the execution of this Agreement, the termination of Purchaser's obligations to purchase the Shares, and the delivery to the Purchaser of the Shares and the Warrants being purchased and the payment therefor

                                   ARTICLE III
                                    COVENANTS

      SECTION 3.01 COVENANTS OF THE COMPANY.

      (a) (i) As soon as practicable, but in any event no later than 60 days following the date of this Agreement, the Company shall prepare and file with the Commission a registration statement on Form SB-2 or other applicable form as determined by the Company (the "Registration Statement") for the purpose of registering the sale of the Shares by the Purchaser from time to time on the facilities of any securities exchange or trading system on which the Common Stock is then traded or in privately-negotiated transactions, which Registration Statement shall contain all material non-public information disclosed to the Purchasers by the Company in connection with the issuance and sale of the Shares. For purposes of this Section 3.01(a), the term "Shares" shall include any other securities of the Company issued in exchange for the Shares, as a dividend on the Shares or in connection with a stock split or other reorganization transaction affecting the Shares. The Company shall use its commercially reasonable efforts to cause the Registration Statement to become effective as soon as practicable.

            (ii) The Company shall prepare and file with the Commission such amendments and supplements to the Registration Statement and the prospectus forming a part thereof as may be necessary to keep the Registration Statement effective until the earliest date, after the date on which all of the Shares have been purchased pursuant to this Agreement or the obligation of the Purchaser to purchase the Shares pursuant to this Agreement has been terminated, on which (i) all the Shares have been disposed of pursuant to the Registration Statement, (ii) all of the Shares then held by the Purchaser may be sold under the provisions of Rule 144 without limitation as to volume, whether pursuant to Rule 144(k) or otherwise, or (iii) the Company has determined that all Shares then held by the Purchaser may be sold without restriction under the Securities Act and has removed any stop transfer instructions relating to such Shares and offered to cause to be removed any restrictive legends on the certificates, if any representing such Shares (the period between the Effective Date and the earliest of such dates is referred to herein as the "Registration Period"). At any time after the end of the Registration Period, the Company may withdraw the Registration Statement and its obligations under this Section 3.01(a) shall automatically terminate.

            (iii) The Company shall not be obligated to prepare and to file a post-effective amendment or supplement to the Registration Statement or the prospectus constituting a part thereof during the continuance of a Blackout Event; provided, however, that no Blackout Event may be deemed to exist for more than 60 days. A "Blackout Event" means any of the following: (a) the possession by the Company of material information that is not ripe for disclosure in a registration statement or prospectus, as determined reasonably and in good faith by the Chief Executive Officer or the Board of Directors of the Company or that disclosure of such information in the Registration Statement or the prospectus constituting a part thereof would be materially detrimental to the business and affairs of the Company; or (b) any material engagement or activity by the Company which would, in the reasonable and good faith determination of the Chief Executive Officer or the Board of Directors of the Company, be materially adversely affected by disclosure in a registration statement or prospectus at such time. Without the express written consent of the Purchaser, if required to permit the continued sale of Shares by the Purchaser, a post-effective amendment or supplement to Registration Statement or the prospectus constituting a part thereof must be filed no later than the 61st day following commencement of a Blackout Event. In the event that the filing of the Registration Statement or such effectiveness shall not take place within the time period heretofore set forth, the Company shall issue to the holders of the securities described above and/or issuable upon the exercise thereof (the "Underlying Shares") additional shares of Common Stock and warrants in such number as shall equal 1% of the number of shares of Common Stock, warrants, and/or Underlying Shares held by such holder per each 30 days, or part thereof, after the aforementioned time periods until the such filing and/or effectiveness, as applicable, shall take place. The Company shall cause the Registration Statement to remain effective until the earlier of (i) the sale by the Investor of all of the aforementioned securities and (ii) the date upon which the Investor may dispose of all of such securities without regard to the limitations set forth in paragraph (e) of Rule 144 under the Securities Act.

            (iv) At least five (5) Business Days prior to the filing with the Commission of the Registration Statement (or any amendment thereto) or the prospectus forming a part thereof (or any supplement thereto), the Company shall provide draft copies thereof to the Purchaser and shall consider incorporating into such documents such comments as the Purchaser (and its counsel) may propose to be incorporated therein. Notwithstanding the foregoing, no prospectus supplement, the form of which has previously been provided to the Purchaser, need be delivered in draft form to the Purchaser.

            (v) The Company shall promptly notify the Purchaser upon the occurrence of any of the following events in respect of the Registration Statement or the prospectus forming a part thereof: (i) receipt of any request for additional information from the Commission or any other federal or state governmental authority during the Registration Period, the response to which would require any amendments or supplements to the Registration Statement or related prospectus; (ii) the issuance by the Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose; or (iii) receipt of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose.

            (vi) The Company shall furnish to the Purchaser with respect to the Shares registered under the Registration Statement (and to each underwriter, if any, of such Shares) such number of copies of prospectuses and such other documents as the Purchaser may reasonably request, in order to facilitate the public sale or other disposition of all or any of the Shares by the Purchaser pursuant to the Registration Statement.

            (vii) The Company shall file or cause to be filed such documents as are required to be filed by the Company for normal state securities law or "blue sky" clearance in states specified in writing by the Purchaser; provided, however, that the Company shall not be required to qualify to do business or consent to service of process in any jurisdiction in which it is not now so qualified or has not so consented.

            (viii) With a view to making available to the Purchaser the benefits of Rule 144, the Company agrees, from the date hereof and throughout the Registration Period and so long as the Purchaser owns Shares purchased pursuant to this Agreement, to:

                  (A) comply with the provisions of paragraph (c)(1) of Rule 144; and

                  (B) file with the Commission in a timely manner all reports and other documents required to be filed by the Company pursuant to Section 13, 14 or 15(d) under the Exchange Act; and, if at any time it is not required to file such reports but in the past had been required to or did file such reports, it will, upon the request of the Purchaser, make available other information as required by, and so long as necessary to permit sales of its Shares pursuant to, Rule 144.

            (ix) The Company shall bear all expenses incurred by it in connection with the procedures in paragraphs (i) through (ix) of this Section 3.01(a) and the registration of the Shares pursuant to the Registration Statement and qualification of the shares under applicable state securities laws. The Company shall not be responsible for any expenses incurred by the Purchaser in connection with its sale of the Shares or its participation in the procedures in paragraphs (i) through (ix) of this Section 3.01(a), including, without limitation, any fees and expenses of counsel or other advisers to the Purchaser and any underwriting discounts, brokerage fees and commissions incurred by the Purchaser.

      (b) (i) The Company may refuse to register (or permit its transfer agent to register) any transfer of any Shares not made in compliance with the Securities Act and for such purpose may place stop order instructions with its transfer agent with respect to the Shares.

      (c) So long as the Registration Statement is effective covering the resale of Shares then still owned by the Purchaser, the Company shall furnish to the
Purchaser:

            (i) as soon as practicable after available, one copy of (A) its Annual Report to Stockholders (which Annual Report shall contain financial statements audited in accordance with generally accepted accounting principles by a firm of certified public accountants), (B) upon written request, its Annual Report on Form 10-KSB, (C) upon written request, its Quarterly Reports on Form 10-QSB, (D) upon written request, its Current Reports on Form 8-K, and (E) a full copy of the Registration Statement (the foregoing, in each case, excluding exhibits); and

            (ii) upon the written request of the Purchaser, all exhibits excluded by the parenthetical to subparagraph (i)(E) of this Section 3.01(d).

      (d) The Company will maintain a transfer agent and, if necessary under the jurisdiction of incorporation of the Company, a registrar (which may be the same entity as the transfer agent) for its Common Stock, which transfer agent and registration shall be reasonably satisfactory to the Purchaser.

      (e) If at any time prior to the termination of the Registration Period, any rumor, publication or event relating to or affecting the Company shall occur as a result of which, in the reasonable opinion of the Purchaser, the market price of the Common Stock has been or is likely to be materially affected (regardless of whether such rumor, publication or event necessitates a supplement to, or amendment of, the Prospectus), the Company will, if reasonably requested by the Purchaser, forthwith prepare, and, if permitted by law, disseminate a press release or other public statement, reasonably satisfactory to the Purchaser, responding to or commenting on such rumor, publication or event.

      (f) The Company shall comply with the Sarbanes-Oxley Act of 2002 and the regulations promulgated pursuant thereto if it is not in compliance at the date hereof.

      (g) [INTENTIONALLY OMITTED]

      (h) Until the earlier of the termination of this Agreement and the Closing of the purchase of the final Tranche Shares hereunder (the earlier of such events, the "Release Time"), no amendment will be made in the certificate of incorporation or by-laws (or, in each case, the comparable charter documents, if any, under applicable law) of the Company, other than as described in Section 2.01(f) hereof.

      (i) Until the Release Time, no share of capital stock of the Company, option or warrant for any such share, right to subscribe to or purchase any such share, or security convertible into, or exchangeable or exercisable for, any such share, shall be issued or sold by the Company, otherwise than as contemplated by, or in connection with, this Agreement.

      (j) Until the Release Time, no dividend or liquidating or other distribution or stock split shall be authorized, declared, paid, or effected by the Company in respect of the outstanding shares of capital stock of the Company. Until the Release Time, no direct or indirect redemption, purchase, or other acquisition shall be made by the Company or any affiliate thereof of shares of capital stock of the Company.

      (k) Until the Release Time, the Company will afford the officers, directors, employees, counsel, agents, investment bankers, accountants, and other representatives of the Purchaser free and full access to the plants, properties, books, and records of the Company, will permit them to make extracts from and copies of such books and records, and will from time to time furnish the Purchaser with such additional financial and operating data and other information as to the business, prospects, financial condition, and results of operations of the Company as the Purchaser from time to time may request. Until the Release Time, the Company will cause the independent certified public accountants thereof to make available to the Purchaser and its independent certified public accountants the work papers relating to the audits of the Company referenced in this Agreement.

      (l) Until the Release Time, the Company will conduct its affairs so that at each Closing, no representation or warranty of the Company will be inaccurate in any material respect, no covenant or agreement of Lighthouse will be breached, and no condition in this Agreement will remain unfulfilled by reason of the actions or omissions of the Company. Except as otherwise consented to by the Purchaser in writing, until the Release Time, the Company will use its best efforts to preserve the business operations of the Company intact, to keep available the services of its present personnel, to preserve in full force and effect the contracts, agreements, instruments, leases, licenses, arrangements, and understandings of the Company, and to preserve the good will of its suppliers, customers, and others having business relations with any of them. Until the Release Time, the Company will conduct its affairs in all respects only in the ordinary course, other than in connection with the matters referenced herein.

      (m) Until the Release Time, the Company will immediately advise the Purchaser in a detailed written notice of any material fact or occurrence or any pending or threatened material occurrence of which it obtains knowledge and which (if existing and known at the date of the execution of this Agreement) would have been required to be set forth or disclosed in or pursuant to this Agreement, which (if existing and known at any time prior to or at the relevant Tranche Closing) would make the performance by any party of a covenant contained in this Agreement impossible or make such performance materially more difficult than in the absence of such fact or occurrence, or which (if existing and known at the time of the applicable Tranche Closing) would cause a condition to any party's obligations under this Agreement not to be fully satisfied.

      (n) Before the Company releases any information concerning this Agreement or any of the transactions contemplated by this Agreement which is intended for, or may result in, public dissemination thereof, the Company shall cooperate with the Purchaser, shall furnish drafts of all documents or proposed oral statements to the Purchaser for comment, and shall not release any such information without the written consent of Purchaser, which consent shall not be unreasonably withheld. Nothing contained herein shall prevent the Company from releasing any information if required to do so by law.

      (o) The Company shall timely prepare and file any declaration or filing necessary to comply with any transfer tax statutes that require any such filing before the relevant Tranche Closing.

      (p) The Company shall obtain make such state securities law or "blue sky" filings and obtain such state securities law or "blue sky" filings as shall be reasonably requested by the Purchaser, provided, however, that the Company shall not be required to qualify to do business or to become subject to general service of process in any such jurisdiction.

      SECTION 3.02 COVENANTS OF THE PURCHASER.

      (a) The Purchaser agrees to comply in all material respects with all federal and state securities laws and the rules and regulations promulgated thereunder in connection with any sale by it of the Shares, the Warrants and the Warrant Shares, whether or not such sale is pursuant to the Registration Statement. In connection with the sale of any Shares pursuant to the Registration Statement, but without limiting the generality of the foregoing sentence, the Purchaser shall (i) comply with the provisions of Regulation M promulgated under the Exchange Act, and (ii) deliver to the purchaser of Shares the prospectus forming a part of the Registration Statement and all relevant supplements thereto which have been provided by the Company to the Purchaser on or prior to the applicable delivery date.

      (b) The Purchaser will cooperate with the Company in all material respects in connection with the performance by the Company of its obligations under
Section 3.01(a), including timely supplying all information reasonably requested by the Company (which shall include all information regarding the Purchaser, and any person who beneficially owns Shares held by the Purchaser within the meaning of Rule 13d-3 promulgated under the Exchange Act, and the proposed manner of sale of the Shares required to be disclosed in the Registration Statement) and executing and returning all documents reasonably requested in connection with the registration and sale of the Shares. The Purchaser hereby consents to be named as an underwriter in the Registration Statement, if applicable, in accordance with current Commission policy and, if necessary, to join in the request of the Company for the acceleration of the effectiveness of the Registration Statement.

      (c) Neither the Purchaser nor any entity controlling it, under its control or under common control with it has, prior to the execution of this Agreement, and will not, for a period of 18 months following the execution of this Agreement, carry a net short position in the Common Stock of the Company, participate in any short selling activities, recommendations, or collusion, directly or indirectly, as such activities relate to the Common Stock. A net short position will include any derivative instruments such as a put option, collar, swap or any other instrument which would result in a net short position.

      (d) In connection with the sale of any Shares pursuant to the Registration Statement, the Purchaser shall deliver to the purchaser thereof the prospectus forming a part of the Registration Statement and all relevant supplements thereto which have been provided by the Company to the Purchaser on or prior to the applicable delivery date, all in accordance with the requirements of the Securities Act and the rules and regulations promulgated thereunder and any applicable blue sky laws. Unless such untrue statement or omission relates to a Blackout Event, the Company shall file a post-effective amendment or prospectus supplement as promptly as practicable, but in no event later than five Business Days following the discovery of such untrue statement or omission.

      (e) If at any time or from time to time after the Effective Date, the Company notifies the Purchaser in writing that the Registration Statement or the prospectus forming a part thereof (taking into account any prior amendments or supplements thereto) contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in light of the circumstances under which they are made, not misleading, the Purchaser shall not offer or sell any Shares or engage in any other transaction involving or relating to the Shares (other than purchases of Shares pursuant to this Agreement), from the time of the giving of notice with respect to such untrue statement or omission until the Purchaser receives written notice from the Company that such untrue statement or omission no longer exists or has been corrected or disclosed in an effective post-effective amendment to the Registration Statement or a valid prospectus supplement to the prospectus forming a part thereof.

      (f) The Purchaser acknowledges and understands that the Shares, the Warrants, and the Warrant Shares are (or upon the issuance thereof will be) "restricted securities" as defined in Rule 144. The Purchaser hereby agrees not to offer or sell (as such terms are defined in the Securities Act and the rules and regulations promulgated thereunder) any Shares, Warrants, or Warrant Shares unless such offer or sale is made (a) pursuant to an effective registration of such securities under the Securities Act, or (b) pursuant to an available exemption from the registration requirements of the Securities Act. The Purchaser agrees that it will not engage in hedging transactions with regard to the Shares, the Warrants, and the Warrant Shares other than in compliance with the Securities Act. A proposed transfer shall be deemed to comply with this
Section 3.02(f) if the Purchaser delivers to the Company a legal opinion in form and substance reasonably satisfactory to the Company from counsel reasonably satisfactory to the Company to the effect that such transfer complies with this
Section 3.02(f).

      SECTION 3.03 INDEMNIFICATION.

      (a) For the purpose of this Section 3.03: (i) the term "Purchaser Affiliate" shall mean any person who controls the Purchaser within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act; and (ii) the term "Registration Statement" shall include any final prospectus, exhibit, supplement or amendment included in or relating to the Registration Statement referred to in Section 3.01(a).

            (i) The Company agrees to indemnify and hold harmless the Purchaser and each Purchaser Affiliate, against any losses, claims, damages, liabilities or expenses, joint or several, to which such Purchaser or such Purchaser Affiliate may become subject, under the Securities Act, the Exchange Act, or any other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Company, which consent shall not be unreasonably withheld), insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon (A) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, as amended as of the Effective Date, including any information deemed to be a part thereof as of the time of effectiveness pursuant to paragraph (b) of Rule 430A, or pursuant to Rule 434 promulgated under the Securities Act, or the prospectus, in the form first filed with the Commission pursuant to Rule 424(b) of the Regulations, or filed as part of the Registration Statement at the time of effectiveness if no Rule 424(b) filing is required (the "Prospectus"), or any amendment or supplement thereto, (B) the omission or alleged omission to state in the Registration Statement as of the Effective Date a material fact required to be stated therein or necessary to make the statements in the Registration Statement or any post-effective amendment or supplement thereto, or in the Prospectus or any amendment or supplement thereto, not misleading, in each case in the light of the circumstances under which the statements contained therein were made, or
(C) any inaccuracy in the representations and warranties of the Company contained in this Agreement, or any failure of the Company to perform its obligations hereunder, and will reimburse the Purchaser and each such Purchaser Affiliate for any legal and other expenses as such expenses which are reasonably incurred by the Purchaser or such Purchaser Affiliate in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon (A) an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, the prospectus included therein, or any amendment or supplement thereto in reliance upon, and in conformity with, written information furnished to the Company by the Purchaser expressly for use therein, or (B) the failure of the Purchaser to comply with the covenants and agreements contained in Section 3.02 hereof, or (C) the inaccuracy of any representations made by the Purchaser herein or (D) any statement or omission in any Prospectus that is corrected or disclosed in any subsequent Prospectus that was delivered to the Purchaser prior to the pertinent sale or sales by the Purchaser.

            (ii) The Purchaser agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who signed the Registration Statement and each person, if any, who controls the Company within the meaning of the Securities Act and the Exchange Act, against any losses, claims, damages, liabilities or expenses to which the Company, each of its directors, each of its officers who signed the Registration Statement or controlling person may become subject, under the Securities Act, the Exchange Act, or any other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of such Purchaser) insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon (A) any failure to comply with the covenants and agreements contained in Section 3.02 hereof, (B) the inaccuracy of any representation made by the Purchaser herein, or (C) any (I) untrue or alleged untrue statement of any material fact contained in the Registration Statement, the Prospectus, or any amendment or supplement thereto, or (II) omission or alleged omission to state in the Registration Statement, the Prospectus or any amendment or supplement thereto a material fact required to be stated therein or necessary to make the statements in the Registration Statement or any amendment or supplement thereto, in the prospectus included therein, or any amendment or supplement thereto, not misleading, in each case in the light of the circumstances under which they were made; provided, that the Purchaser's indemnification obligation under this clause (C) shall apply to the extent, and only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, such prospectus, or any amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by the Purchaser expressly for use therein, and will reimburse the Company, each of its directors, each of its officers who signed the Registration Statement or controlling person for any legal and other expense reasonably incurred by the Company, each of its directors, each of its officers who signed the Registration Statement or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action.

            (iii) Promptly after receipt by an indemnified party under this
Section 3.03 of notice of the threat or commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 3.03, promptly notify the indemnifying party in writing thereof; provided, that the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party for indemnification and contribution (except as provided in paragraph (iv)) or otherwise than under the indemnity agreement contained in this Section 3.03 or to the extent it is not materially prejudiced as a result of such failure. In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with all other indemnifying parties similarly notified, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this
Section 3.03 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of action, in which case the reasonable fees and expenses of counsel shall be at the expense of the indemnifying party or both the Company and Purchaser, in the reasonable opinion of counsel to the Purchaser, have defenses distinct from, or contradictory to, the defenses available to the other.

            (iv) If the indemnification provided for in this Section 3.03 is required by its terms but is for any reason held to be unavailable to or otherwise insufficient to hold harmless an indemnified party under paragraphs
(i) or (ii) of this Section 3.03 in respect to any losses, claims, damages, liabilities or expenses referred to herein (subject to the limitation of paragraph (iii) of this Section 3.03), then each applicable indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of any losses, claims, damages, liabilities or expenses referred to herein (I) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Purchaser from the sale of the Common Stock contemplated by this Agreement or (II) if the allocation provided by clause (I) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (I) above but the relative fault of the Company and the Purchaser in connection with the statements or omissions or inaccuracies in the representations and warranties in this Agreement that resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Purchaser on the other shall be deemed to be in the same proportion as the amount paid by the Purchaser to the Company pursuant to this Agreement for the Shares purchased by the Purchaser that were sold pursuant to the Registration Statement bears to the difference (the "Difference") between the amount such Purchaser paid for the Shares that were sold pursuant to the Registration Statement and the amount received by such Purchaser from such sale. The relative fault of the Company on the one hand and the Purchaser on the other shall be determined by reference to, among other things, whether the untrue or alleged statement of a material fact or the omission or alleged omission to state a material fact or the inaccurate or the alleged inaccurate representation and/or warranty relates to information supplied by the Company or by the Purchaser and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement, omission or inaccuracy. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in paragraph (iii) of this Section 3.03, any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim. The provisions set forth in paragraph (iii) of this Section
3.03 with respect to the notice of the threat or commencement of any threat or action shall apply if a claim for contribution is to be made under this paragraph (iv); provided, however, that no additional notice shall be required with respect to any threat or action for which notice has been given under paragraph (iii) for purposes of indemnification. The Company and each Purchaser agree that it would not be just and equitable if contribution pursuant to this
Section 3.03 were determined solely by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in this paragraph. Notwithstanding the provisions of this Section 3.03, the Purchaser shall not be required to contribute any amount in excess of the amount by which the Difference exceeds the amount of any damages that such Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

      SECTION 3.04 OPTION. During the one month period commencing on the Tranche Closing Date relating to the final Tranche under this Agreement, the Company shall have the right to require the Purchaser to execute and deliver an agreement substantially identical hereto establishing a transaction structure (including, without limitation, tranche size, pricing, etc.) identical to the transaction structure set forth herein, including the pricing terms set forth herein.

                                   ARTICLE IV
                              CONDITIONS TO CLOSING

      SECTION 4.01 CONDITIONS TO THE OBLIGATIONS OF THE PURCHASER. The obligation of the Purchaser to purchase Tranche Shares at a Closing shall be subject to the satisfaction of the following conditions, or the waiver of such conditions by the Purchaser, at or prior to the applicable Tranche Closing Date:

            (a) the representations and warranties of the Company set forth in
Section 2.01 of this Agreement shall be true and correct with the same force and effect as though expressly made on every date during the term of this Agreement, including each Tranche Closing Date, except for representations or warranties made as of a particular date which representations and warranties shall be true and correct as of such date;

            (b) the Company shall have complied with all the agreements hereunder and satisfied all the conditions on its part to be performed or satisfied hereunder at or prior to such Tranche Closing Date;

            (c) the Company shall have delivered to the Purchaser a certificate executed by the Chairman of the Board or President and the chief financial or accounting officer of the Company, dated the applicable Tranche Closing Date, to the effect that the conditions in clauses Section 4.01(a), (b), (h), (i), and
(j) have been satisfied;

            (d) the Registration Statement shall have been declared by the Securities and Exchange Commission (the "Commission") to be effective under the Securities Act on or prior to August 1, 2004 and shall not have been withdrawn, no stop order suspending the effectiveness of the Registration Statement shall be in effect, and no proceedings for the suspension of the effectiveness of the Registration Statement shall have been instituted or threatened by the Commission;

            (e) Salvo Russell Fichter & Landau, counsel to the Company, shall have delivered its legal opinion to the Purchaser in form and substance satisfactory to the Purchaser.

            and

            (f) there shall not have been (i) any domestic or international event, act, or occurrence, including, without limitation, event, act, or occurrence of terrorism, that shall have materially and adversely disrupted, or, in the opinion of the Purchaser, will in the immediate future materially and adversely disrupt, the securities markets; or (ii) a general suspension of, or a general limitation on prices for, trading in securities on the New York Stock Exchange or the American Stock Exchange or in the over-the-counter market; or
(iii) an outbreak or increase in the level of major hostilities or other national or international calamity; or (iv) a banking moratorium declared by any state or federal authority; or (v) a moratorium in foreign exchange trading by major international banks or persons declared; or (vi) a material interruption in the mail service or other means of communication within the United States; or
(vii) a material or substantial loss suffered by the Company by fire, flood, accident, hurricane, earthquake, theft, sabotage, or other calamity or malicious act, whether or not such loss shall have been insured, or from any labor dispute or court or government action, order, or decree, which will, in the discretion of the Purchaser, make it inadvisable to proceed with any portion of the transactions contemplated hereby; or (viii) any material adverse change in the business, prospects, financial condition, or results of operations of the Company; or (ix) any material governmental restrictions shall have been imposed on trading in securities in general, which restrictions are not in effect on the date hereof; or (x) passed by the Congress of the United States or by any state legislature any act or measure, or adopted by any governmental body or authoritative accounting institute or board, or any governmental executive, any orders, rules, or regulations, which the Purchaser believes likely to have a material adverse effect on the business, financial condition, or financial statements of the Company or any of the Subsidiary or the market for the Common Stock; or (xi) such material and adverse change in the market for the Company's securities or securities in general or in political, financial, or economic conditions as in the judgment of the Purchaser makes it inadvisable to proceed with the transactions contemplated hereby.

            (h) The Company shall have received state securities law or "blue sky" clearance for the sale of the Shares in states specified in writing by the Purchaser, other than states in which such clearance shall have required the Company to qualify to do business or consent to service of process in any jurisdiction in which it is not now so qualified or has not so consented.

            (i) A Blackout Period shall not be in effect at either the date of the Tranche Election Notice or the Tranche Closing Date.

      SECTION 4.02 CONDITIONS TO THE OBLIGATIONS OF THE COMPANY. The obligation of the Company to sell Tranche Shares at any Closing shall be subject to the satisfaction of the following conditions, or the waiver of such conditions by the Company, at or prior to the applicable Tranche Closing Date:

      (a) the representations and warranties of the Purchaser set forth in
Section 2.02 of this Agreement shall be true and correct with the same force and effect as though expressly made on and as of such Tranche Closing Date, except for representations or warranties made as of a particular date which representations and warranties shall be true and correct as of such date;

      (b) the Purchaser shall have complied with all the agreements hereunder and satisfied all the conditions on its part to be performed or satisfied hereunder at or prior to such Tranche Closing Date;

      (c) the Purchaser shall have delivered to the Company a certificate executed by a duly authorized officer of the Purchaser, dated the applicable Tranche Closing Date, to the effect that the conditions in clauses (a) and (b) of this Section 4.02 have been satisfied; and

      (d) no stop order suspending the effectiveness of the Registration Statement shall be in effect, and no proceedings for the suspension of the effectiveness of the Registration Statement shall have been instituted or threatened by the Commission.

                                    ARTICLE V
                                   TERMINATION

      SECTION 5.01 TERMINATION BY PURCHASER. The Purchaser may terminate its obligations under Article I of this Agreement by oral or written notice to the Company following the occurrence of one or more of the following:

      (a) the Company shall default in any material respect in the performance of any covenant or agreement under this Agreement, which default shall continue for more than three business days following written notice thereof from the Purchaser;

      (b) the representations and warranties of the Company set forth in Section
2.01 of this Agreement shall not be true and correct in all material respects as of the date of this Agreement, and on each day thereafter (as if each such date was a Tranche Closing Date), except for the representations and warranties made as of a particular date which representations and warranties need be true and correct only as of such date;

      (c) the Company shall merge or consolidate with any Person, shall effect any reorganization, or shall sell or substantially all of its assets, or shall enter into any agreement contemplating the same;

      (d) the Closing of the purchase and sale of the Tranche Shares shall not have been completed by October 1, 2004;

      (e) [INTENTIONALLY OMITTED]

      (f) except pursuant to Stock Equivalents (as hereinafter defined) outstanding on the date of this Agreement and disclosed in the SEC Documents, the Company issues, or agrees to issue: (i) shares of Common Stock at a purchase price less than the highest of the Tranche Purchase Prices; (ii) shares of capital stock convertible into Common Stock; or (iii) Stock Equivalents with an exercise or conversion price less than the highest of the Tranche Purchase Prices (For purposes hereof "Stock Equivalents" shall mean options, warrants, calls, rights, commitments, convertible securities and other securities pursuant to which the holder, directly or indirectly, has the right to acquire (with or without additional consideration) capital stock or equity of the Company; or

      (g) the Company declares or pays any dividend or distribution to its shareholders, or purchases or redeems any Common Stock.

      SECTION 5.02 LIABILITY. The termination by the Purchaser of its obligations under Article I of this Agreement shall not terminate any liability for any breach or default by any party in any representation, warranty, covenant or agreement occurring prior to the date of such termination. In addition, such termination shall not terminate any of the obligations or agreements of either party under Section 3.03 of this Agreement.

                                   ARTICLE VI
                                  MISCELLANEOUS

      SECTION 6.01 NOTICES. All notices, requests, consents and other communications hereunder shall be in writing, shall be mailed by first-class registered or certified airmail, confirmed facsimile or nationally recognized overnight express courier postage prepaid, and shall be deemed given when so mailed and shall be delivered as addressed as follows:

(a) if to the Company, to:

          Worldwater  Corp.
          Pennington  Business  Park
          55  Route  31  South
          Pennington,  New  Jersey  08534
          Phone:(609)  818-0700
          Facsimile:  (609)  818-0720
          Attn:  Quentin  T.  Kelly

          with  a  copy  to:

          Attention:  Steve  Salvo
          Phone:      (215)  653-0110
          Facsimile:  (215)  653-0383

or to such other person at such other place as the Company shall designate to the Purchaser in writing; and

(b)     if to the Purchaser, to: SBI Brightline VIII LLC
        610  Newport  Center  Drive,  Suite  1205
        Newport  Beach,  California  92660
        Attention:  Shelly  Singhal
        Phone:  (949)  679-8326
        Facsimile:  (949)  679-7280

        with  a  copy  to:

        Reitler  Brown  LLC
        800  Third  Avenue
        21st  Floor
        New  York,  New  York  10022
        Attention:     Robert  Steven  Brown,  Esq.
        Phone:  212-209-3050
        Telecopy:  212-371-5500

      SECTION 6.02 ASSIGNMENT. Neither party hereto may assign or delegate any of such party's rights or obligations under or in connection with this Agreement, and any attempted assignment or delegation of such rights or obligations shall be void. Except as expressly provided in Section 3.03 with respect to Purchaser Affiliates, directors and controlling persons of the Company and officers of the Company who signed the Registration Statement, no person, including without limitation any person who purchases or otherwise acquires or receives any Shares from the Purchaser, is an intended third party beneficiary of this Agreement, and no party to this Agreement shall have any obligation arising under this Agreement to any person other than the other party hereto and, to the extent expressly provided in Section 3.03, Purchaser Affiliates, directors and controlling persons of the Company and officers of the Company who signed the Registration Statement.

      SECTION 6.03 CHANGES. This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and the Purchaser.

      SECTION 6.04 HEADINGS. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

      SECTION 6.05 SEVERABILITY. In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

      SECTION 6.06 GOVERNING LAW; VENUE. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to its conflicts of law principles, and the federal law of the United States of America. The Company irrevocably consents to the jurisdiction of the courts of the State of California and of any federal court, in each case located in Los Angeles or Orange County, California in connection with any action or proceeding arising out of, or relating to, this Agreement, any document or instrument delivered pursuant to, in connection with, or simultaneously with this Agreement, or a breach of this Agreement or any such document or instrument. In any such action or proceeding, the Company waives personal service of any summons, complaint, or other process and agrees that service thereof may be made in accordance with Section 6.01. Within 30 days after such service, or such other time as may be mutually agreed upon in writing by the attorneys for the parties to such action or proceeding, the Company shall appear or answer such summons, complaint, or other process. Should the Company fail to appear or answer within such 30-day period or such extended period, as the case may be, the Company shall be deemed in default and judgment may be entered against the Company for the amount as demanded in any summons, complaint, or other process so served.

      SECTION 6.07 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the day and year first above written.

                                   WORLDWATER  CORP.

                                   BY:  /S/ Quentin T. Kelly
                                        -----------------------------------
                                         NAME:  QUENTIN  T.  KELLY
                                         TITLE:  CHIEF  EXECUTIVE  OFFICER


                                   SBI  BRIGHTLINE  VIII  LLC

                                   BY:  /s/ Shelly Singhal
                                        ----------------------------------
                                         NAME:  SHELLY  SINGHAL
                                         TITLE:  MANAGING  MEMBER

                                                                SCHEDULE 1.01(A)

                                    TRANCHES
                                    --------

                                                    TRANCHE PURCHASE PRICE PER
                      NUMBER OF TRANCHE SHARES            TRANCHE SHARE
      TRANCHE NO.        INCLUDED IN TRANCHE             (U.S.  DOLLARS)
      -----------     ------------------------           ---------------

         1                   7,000,000                        $0.17
         2                   5,000,000                        $0.22
         3                   5,000,000                        $0.27

                                    Exhibits A, B and C

NEITHER THE SECURITIES REPRESENTED HEREBY NOR THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD, PLEDGED, ASSIGNED, OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR (2) THE COMPANY RECEIVES AN OPINION OF COUNSEL TO THE HOLDER OF THIS WARRANT OR SUCH SECURITIES, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE COMPANY, THAT THIS WARRANT OR SUCH SECURITIES, AS APPLICABLE, MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED, OR OTHERWISE TRANSFERRED IN THE MANNER CONTEMPLATED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR APPLICABLE STATE SECURITIES LAWS.

         THE TRANSFER OF THIS WARRANT IS RESTRICTED AS DESCRIBED HEREIN.

                                WORLDWATER CORP.

                            Warrants for the Purchase
                                       of
          _________ Shares of Common Stock, Par Value $0.001 Per Share

No. ________

      THIS CERTIFIES that, for consideration, the receipt and sufficiency receipt and sufficiency are hereby acknowledged, and other value received, ________________ (the "Holder") is entitled to subscribe for, and purchase from,WORLDWATER CORP. , a Delaware corporation (the "Company"), upon the terms and conditions set forth herein, at any time or from time to time after the Initial Exercise Date (as herein after defined) until 5:00 P.M. New York City local time on the fifth anniversary of the Initial Exercise Date (the "Exercise Period"), up to an aggregate of ___________ shares of common stock, par value $0.001 per share (the "Common Stock"), of the Company. This Warrant is initially exercisable at $[0.17][0.22][0.27] per share; provided, however, that upon the occurrence of any of the events specified in Section 5 hereof, the rights granted by this Warrant, including the exercise price and the number of shares of Common Stock to be received upon such exercise, shall be adjusted as therein specified. The term "Exercise Price" shall mean, depending on the context, the initial exercise price (as set forth above) or the adjusted exercise price per share.

      This Warrant is the $[0.17][0.22][0.27] Warrant or one of the $[0.17][0.22][0.27] Warrants (collectively, including any $[0.17][0.22][0.27]
Warrant issued upon the exercise or transfer of any such $[0.17][0.22][0.27] Warrants in whole or in part, the "Warrants") issued pursuant to the Securities Purchase Agreement, dated as of April 1, 2004 (the "Purchase Agreement"), between the Company and SBI Brightline VIII LLC. As used herein, the term "this Warrant" shall mean and include this Warrant and any Warrant or Warrants hereafter issued as a consequence of the exercise or transfer of this Warrant in whole or in part. This Warrant shall not be exercisable until the date six months and one day following the date of the final Tranche Closing Date (as defined in the Agreement). Each share of Common Stock issuable upon the exercise hereof shall be hereinafter referred to as a "Warrant Share".

            1. This Warrant may be exercised during the Exercise Period, either in whole or in part, by the surrender of this Warrant (with the election at the end hereof duly executed) to the Company at its office at WorldWater Corp., Pennington Business Park, 55 Route 31 South, Pennington, New Jersey 08534, or at such other place as is designated in writing by the Company, together with a certified or bank cashier's check payable to the order of the Company in an amount equal to the product of the Exercise Price and the number of Shares for which this Warrant is being exercised.

            2. Upon each exercise of the Holder's rights to purchase Warrant Shares, the Holder shall be deemed to be the holder of record of the Shares, notwithstanding that the transfer books of the Company shall then be closed or certificates representing the Warrant Shares with respect to which this Warrant was exercised shall not then have been actually delivered to the Holder. As soon as practicable after each such exercise of this Warrant, the Company shall issue and deliver to the Holder a certificate or certificates representing the Warrant Shares issuable upon such exercise, registered in the name of the Holder or its designee. If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a Warrant evidencing the right of the Holder to purchase the balance of the aggregate number of Warrant Shares purchasable hereunder as to which this Warrant has not been exercised or assigned.

            3. Any Warrants issued upon the transfer or exercise in part of this Warrant shall be numbered and shall be registered in a warrant register (the "Warrant Register") as they are issued. The Company shall be entitled to treat the registered holder of any Warrant on the Warrant Register as the owner in fact thereof for all purposes, and shall not be bound to recognize any equitable or other claim to, or interest in, such Warrant on the part of any other person, and shall not be liable for any registration of transfer of Warrants which are registered or to be registered in the name of a fiduciary or the nominee of a fiduciary unless made with the actual knowledge that a fiduciary or nominee is committing a breach of trust in requesting such registration or transfer, or with the knowledge of such facts that its participation therein amounts to bad faith. This Warrant shall be transferable on the books of the Company only upon delivery thereof duly endorsed by the Holder or by his duly authorized attorney or representative, or accompanied by proper evidence of succession, assignment, or authority to transfer. In all cases of transfer by an attorney, executor, administrator, guardian, or other legal representative, duly authenticated evidence of his, her, or its authority shall be produced. Upon any registration of transfer, the Company shall deliver a new Warrant or Warrants to the person entitled thereto. This Warrant may be exchanged, at the option of the Holder thereof, for another Warrant, or other Warrants of different denominations, of like tenor and representing in the aggregate the right to purchase a like number of Warrant Shares (or portions thereof), upon surrender to the Company or its duly authorized agent. Notwithstanding the foregoing, the Company shall have no obligation to cause Warrants to be transferred on its books to any person if, in the opinion of counsel to the Company, such transfer does not comply with the provisions of the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations thereunder.

            4. The Company shall at all times reserve and keep available out of its authorized and unissued Common Stock, solely for the purpose of providing for the exercise of the Warrants, such number of shares of Common Stock as shall, from time to time, be sufficient therefor. The Company represents that all shares of Common Stock issuable upon exercise of this Warrant are duly authorized and, upon receipt by the Company of the full payment for such Warrant Shares, will be validly issued, fully paid, and nonassessable, without any personal liability attaching to the ownership thereof and will not be issued in violation of any preemptive or similar rights of stockholders.

            5. (a) The Exercise Price for the Warrants in effect from time to time, and the number of shares of Common Stock issuable upon exercise of the Warrants, shall be subject to adjustment, as follows:

            (i) In the event that the Company shall at any time after the date hereof (A) declare a dividend on the outstanding Common Stock payable in shares of its capital stock, (B) subdivide the outstanding Common Stock, (C) combine the outstanding Common Stock into a smaller number of shares, or (D) issue any shares of its capital stock by reclassification of the Common Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing corporation), then, in each case, the Exercise
Price per Warrant Share in effect at the time of the record date for the determination of stockholders entitled to receive such dividend or distribution or of the effective date of such subdivision, combination, or reclassification shall be adjusted so that it shall equal the price determined by multiplying such Exercise Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such action, and the denominator of which shall be the number of shares of Common Stock outstanding after giving effect to such action. Such adjustment shall be made successively whenever any event listed above shall occur and shall become effective at the close of business on such record date or at the close of business on the date immediately preceding such effective date, as applicable.

            (ii) In addition to the foregoing, the Exercise Price and the number of Warrant Shares issuable upon the exercise hereof shall be subject to adjustment pursuant to Section 3.01(a)(iii) of the Purchase Agreement.

      (b) As used in paragraph (f) hereof, the Current Market Price per share of Common Stock on any date shall be deemed to be the average of the daily closing prices for the 30 consecutive trading days immediately preceding the date in question. The closing price for each day shall be the last reported sales price regular way or, in case no such reported sale takes place on such day, the closing bid price regular way, in either case on the principal national securities exchange (including, for purposes hereof, the Nasdaq National Market) on which the Common Stock is listed or admitted to trading or, if the Common Stock is not listed or admitted to trading on any national securities exchange, the highest reported bid price for the Common Stock as furnished by the National Association of Securities Dealers, Inc. through the Nasdaq SmallCap Market or a similar organization if the Nasdaq SmallCap Market is no longer reporting such information. If, on any such date, the Common Stock is not listed or admitted to trading on any national securities exchange and is not quoted on the Nasdaq SmallCap Market or any similar organization, the Current Market Price shall be deemed to be the fair value of a share of Common Stock on such date, as determined in good faith by the Board of Directors of the Company, absent manifest error.

      (c) All calculations under this Section 5 shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be.

      (d) In any case in which this Section 5 shall require that an adjustment in the number of Warrant Shares be made effective as of a record date for a specified event, the Company may elect to defer, until the occurrence of such event, issuing to the Holder, if the Holder exercised this Warrant after such record date, the Warrant Shares, if any, issuable upon such exercise over and above the number of Warrant Shares issuable upon such exercise on the basis of the number of shares of Common Stock outstanding or in effect prior to such adjustment; provided, however, that the Company shall deliver to the Holder a due bill or other appropriate instrument evidencing the Holder's right to receive such additional shares of Common Stock upon the occurrence of the event requiring such adjustment.

      (e) Whenever there shall be an adjustment as provided in this Section 5, the Company shall within 15 days thereafter cause written notice thereof to be sent by registered or certified mail, postage prepaid, to the Holder, at its address as it shall appear in the Warrant Register, which notice shall be accompanied by an officer's certificate setting forth the number of Warrant Shares issuable and the Exercise Price thereof after such adjustment and setting forth a brief statement of the facts requiring such adjustment and the computation thereof, which officer's certificate shall be conclusive evidence of the correctness of any such adjustment absent manifest error.

      (f) The Company shall not be required to issue fractions of shares of Common Stock or other capital stock of the Company upon the exercise of this Warrant. If any fraction of a share of capital stock would be issuable on the exercise of this Warrant (or specified portions thereof), the Company shall purchase such fraction for an amount in cash equal to the same fraction of the Current Market Price of such share of Common Stock on the date of exercise of this Warrant.

      (g) No adjustment in the Exercise Price per Warrant Share shall be required if such adjustment is less than $.005; provided, however, that any adjustments which by reason of this Section 5 are not required to be made shall be carried forward and taken into account in any subsequent adjustment.

      6. (a) In case of any capital reorganization, other than in the cases referred to in Section 5(a) hereof, or the consolidation or merger of the Company with or into another corporation (other than a merger or consolidation in which the Company is the continuing corporation and which does not result in any reclassification of the outstanding shares of Common Stock or the conversion of such outstanding shares of Common Stock into shares of other stock or other securities or property), or in the case of any sale, lease, or conveyance to another corporation of the property and assets of any nature of the Company as an entirety or substantially as an entirety (such actions being hereinafter collectively referred to as "Reorganizations"), there shall thereafter be deliverable upon exercise of this Warrant (in lieu of the number of Warrant Shares theretofore deliverable) the number of shares of stock or other securities or property to which a holder of the respective number of Warrant Shares which would otherwise have been deliverable upon the exercise of this Warrant would have been entitled upon such Reorganization if this Warrant had been exercised in full immediately prior to such Reorganization. In case of any Reorganization, appropriate adjustment, as determined in good faith by the Board of Directors of the Company, shall be made in the application of the provisions herein set forth with respect to the rights and interests of the Holder so that the provisions set forth herein shall thereafter be applicable, as nearly as possible, in relation to any shares or other property thereafter deliverable upon exercise of this Warrant. Any such adjustment shall be made by, and set forth in, a supplemental agreement between the Company, or any successor thereto, and the Holder, with respect to this Warrant, and shall for all purposes hereof conclusively be deemed to be an appropriate adjustment. The Company shall not effect any such Reorganization unless, upon or prior to the consummation thereof, the successor corporation, or, if the Company shall be the surviving corporation in any such Reorganization and is not the issuer of the shares of stock or other securities or property to be delivered to holders of shares of the Common Stock outstanding at the effective time thereof, then such issuer, shall assume by written instrument the obligation to deliver to the Holder such shares of stock, securities, cash, or other property as such holder shall be entitled to purchase in accordance with the foregoing provisions. In the event of sale, lease, or conveyance or other transfer of all or substantially all of the assets of the Company as part of a plan for liquidation of the Company, all rights to exercise this Warrant shall terminate 30 days after the Company gives written notice to the Holder and each registered holder of a Warrant that such sale or conveyance or other transfer has been consummated.

            (b) In case of any reclassification or change of the shares of Common Stock issuable upon exercise of this Warrant (other than a change in par value or from a specified par value to no par value, or as a result of a subdivision or combination, but including any change in the shares into two or more classes or series of shares), or in case of any consolidation or merger of another corporation into the Company in which the Company is the continuing corporation and in which there is a reclassification or change (including a change to the right to receive cash or other property) of the shares of Common Stock (other than a change in par value, or from no par value to a specified par value, or as a result of a subdivision or combination, but including any change in the shares into two or more classes or series of shares), the Holder or holders of this Warrant shall have the right thereafter to receive upon exercise of this Warrant solely the kind and amount of shares of stock and other securities, property, cash, or any combination thereof receivable upon such reclassification, change, consolidation, or merger by a holder of the number of Warrant Shares for which this Warrant might have been exercised immediately prior to such reclassification, change, consolidation, or merger. Thereafter, appropriate provision shall be made for adjustments which shall be as nearly equivalent as practicable to the adjustments in Section 5.

            (c) The above provisions of this Section 6 shall similarly apply to successive reclassifications and changes of shares of Common Stock and to successive consolidations, mergers, sales, leases, or conveyances.

      7. In case at any time the Company shall propose:

            (a) to pay any dividend or make any distribution on shares of Common Stock in shares of Common Stock or make any other distribution (other than regularly scheduled cash dividends which are not in a greater amount per share than the most recent such cash dividend) to all holders of Common Stock; or

            (b) to issue any rights, warrants, or other securities to all holders of Common Stock entitling them to purchase any additional shares of Common Stock or any other rights, warrants, or other securities; or

            (c) to effect any reclassification or change of outstanding shares of Common Stock or any consolidation, merger, sale, lease, or conveyance of property, as described in Section 6; or

            (d) to effect any liquidation, dissolution, or winding-up of the Company; or

            (e) to take any other action which would cause an adjustment to the Exercise Price per Warrant Share; then, and in any one or more of such cases, the Company shall give written notice thereof by registered or certified mail, postage prepaid, to the Holder at the Holder's address as it shall appear in the Warrant Register, mailed at least 15 days prior to (i) the date as of which the holders of record of shares of Common Stock to be entitled to receive any such dividend, distribution, rights, warrants, or other securities are to be determined, (ii) the date on which any such reclassification, change of outstanding shares of Common Stock, consolidation, merger, sale, lease, conveyance of property, liquidation, dissolution, or winding-up is expected to become effective and the date as of which it is expected that holders of record of shares of Common Stock shall be entitled to exchange their shares for securities or other property, if any, deliverable upon such reclassification, change of outstanding shares, consolidation, merger, sale, lease, conveyance of property, liquidation, dissolution, or winding-up, or (iii) the date of such action which would require an adjustment to the Exercise Price per Warrant Share.

      8. The issuance of any shares or other securities upon the exercise of this Warrant and the delivery of certificates or other instruments representing such shares or other securities shall be made without charge to the Holder for any tax or other charge in respect of such issuance. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of any certificate in a name other than that of the Holder, and the Company shall not be required to issue or deliver any such certificate unless and until the person or persons requesting the issue thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

      9. (a) If, at any time during the seven-year period commencing on the date of the Purchase Agreement, the Company shall file a registration statement (other than on Form S-4, Form S-8 or any successor form) with the Securities and Exchange Commission (the "Commission") while any Registrable Securities (as hereinafter defined) are outstanding, the Company shall give all the then holders of any Registrable Securities (the "Eligible Holders") at least 45 days prior written notice of the filing of such registration statement. If requested by any Eligible Holder in writing within 30 days after receipt of any such notice, the Company shall, at the Company's sole expense (other than the fees and disbursements of counsel for the Eligible Holders and the underwriting discounts, if any, payable in respect of the Registrable Securities sold by any Eligible Holder), register or qualify all or, at each Eligible Holder's option, any portion of the Registrable Securities of any Eligible Holders who shall have made such request, concurrently with the registration of such other securities, all to the extent requisite to permit the public offering and sale of the Registrable Securities, and will use its best efforts through its officers, directors, auditors, and counsel to cause such registration statement to become effective as promptly as practicable. Notwithstanding the foregoing, if the managing underwriter of any such offering shall advise the Company in writing that, in its opinion, the distribution of all or a portion of the Registrable Securities requested to be included in the registration concurrently with the securities being registered by the Company would materially adversely affect the distribution of such securities by the Company for its own account, then any Eligible Holder who shall have requested registration of his, her, or its Registrable Securities shall delay the offering and sale of such Registrable Securities (or the portions thereof so designated by such managing underwriter) for such period, not to exceed 90 days (the "Delay Period"), as the managing underwriter shall request, provided that no such delay shall be required as to any Registrable Securities if any securities of the Company are included in such registration statement and eligible for sale during the Delay Period for the account of any person other than the Company and any Eligible Holder unless the securities included in such registration statement and eligible for sale during the Delay Period for such other person shall have been reduced pro rata to the reduction of the Registrable Securities which were requested to be included and eligible for sale during the Delay Period in such registration. As used herein, "Registrable Securities" shall mean the Warrants and the Warrant Shares which, in each case, have not been previously sold pursuant to a registration statement or Rule 144 promulgated under the Act.

            (b) If, on any two occasions during the seven-year period commencing on the date of the Purchase Agreement, the Company shall receive a written request from Eligible Holders who in the aggregate own (or upon exercise of all Warrants or Warrants then outstanding would own) a majority of the total number of shares of Common Stock then included (or upon such exercises would be included) in the Registrable Securities (the "Majority Holders"), to register the sale of all or part of such Registrable Securities, the Company shall, as promptly as practicable, prepare and file with the Commission a registration statement sufficient to permit the public offering and sale of the Registrable Securities and will use its best efforts through its officers, directors, auditors, and counsel to cause such registration statement to become effective as promptly as practicable; provided, that the Company shall only be obligated to file one such registration statement pursuant to this Section 9(b) for which all expenses incurred in connection with such registration (other than the fees and disbursements of counsel for the Eligible Holders and underwriting discounts, if any, payable in respect of the Registrable Securities sold by the Eligible Holders) shall be borne by the Company. Within five business days after receiving any request contemplated by this Section 9(b), the Company shall give written notice to all the other Eligible Holders, advising each of them that the Company is proceeding with such registration and offering to include therein all or any portion of any such other Eligible Holder's Registrable Securities, provided that the Company receives a written request to do so from such Eligible Holder within 30 days after receipt by him, her, or it of the Company's notice.

            (c) In the event of a registration pursuant to the provisions of this Section 9, the Company shall use its best efforts to cause the Registrable Securities so registered to be registered or qualified for sale under the securities or blue sky laws of such jurisdictions as the Holder or such holders may reasonably request; provided, however, that the Company shall not be required by reason of this Section 9(c) to register or qualify the Registrable Securities in any jurisdiction where, as a result thereof, the Company would be subject to service of general process or to taxation as a foreign corporation doing business in such jurisdiction to which the Company is not then subject.

            (d) The Company shall keep effective any registration or qualification contemplated by this Section 9 and shall from time to time amend or supplement each applicable registration statement, preliminary prospectus, final prospectus, application, document, and communication for such period of time as shall be required to permit the Eligible Holders to complete the offer and sale of the Registrable Securities covered thereby. The Company shall in no event be required to keep any such registration or qualification in effect for a period in excess of nine months from the date on which the Eligible Holders are first free to sell such Registrable Securities; provided, however, that, if the Company is required to keep any such registration or qualification in effect with respect to securities other than the Registrable Securities beyond such period, the Company shall keep such registration or qualification in effect as it relates to the Registrable Securities for so long as such registration or qualification remains or is required to remain in effect in respect of such other securities.

            (e) In the event of a registration pursuant to the provisions of this Section 9, the Company shall furnish to each Eligible Holder such number of copies of the registration statement and of each amendment and supplement thereto (in each case, including all exhibits), such reasonable number of copies of each prospectus contained in such registration statement and each supplement or amendment thereto (including each preliminary prospectus), all of which shall conform to the requirements of the Act and the rules and regulations thereunder, and such other documents, as any Eligible Holder may reasonably request to facilitate the disposition of the Registrable Securities included in such registration.

            (f) In the event of a registration pursuant to the provisions of this Section 9, the Company shall furnish each Eligible Holder of any Registrable Securities so registered with an opinion of its counsel (reasonably acceptable to the Eligible Holders) to the effect that (i) the registration statement has become effective under the Act and no order suspending the effectiveness of the registration statement, or preventing or suspending the use of the registration statement, any preliminary prospectus, any final prospectus or any amendment or supplement thereto, has been issued, nor, to the knowledge of such counsel, has the Commission or any securities or blue sky authority of any jurisdiction instituted or threatened to institute any proceedings with respect to such an order, (ii) the registration statement and each prospectus forming a part thereof (including each preliminary prospectus), and any amendment or supplement thereto, complies as to form with the Act and the rules and regulations thereunder, and (iii) such counsel has no knowledge of any material misstatement or omission in such registration statement or any prospectus, as amended or supplemented. Such opinion shall also state the jurisdictions in which the Registrable Securities have been registered or qualified for sale pursuant to the provisions of Section 9(c).

            (g) In the event of a registration pursuant to the provision of this
Section 9, the Company shall enter into a cross-indemnity agreement and a contribution agreement, each in customary form, with each underwriter, if any, and, if requested, enter into an underwriting agreement containing conventional representations, warranties, allocation of expenses, and customary closing conditions, including, without limitation, opinions of counsel and accountants' cold comfort letters, with any underwriter who acquires any Registrable Securities.

            (h) The Company agrees that until all the Registrable Securities have been sold under a registration statement or pursuant to Rule 144 under the Act, it shall keep current in filing all reports, statements, and other materials required to be filed with the Commission to permit holders of the Registrable Securities to sell such securities under Rule 144 under the Act.

      10. (a) Subject to the conditions set forth below, the Company agrees to indemnify and hold harmless each Eligible Holder, its officers, directors, partners, employees, agents, and counsel, and each person, if any, who controls any such person within the meaning of Section 15 of the Securities Act or
Section 20(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), from and against any and all loss, liability, charge, claim, damage, and expense whatsoever (which shall include, for all purposes of this Section 10, without limitation, attorneys' fees and any and all expense whatsoever incurred in investigating, preparing, or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), as and when incurred, arising out of, based upon, or in connection with, (i) any untrue statement or alleged untrue statement of a material fact contained in (A) any registration statement, preliminary prospectus, or final prospectus (as from time to time amended and supplemented), or any amendment or supplement thereto, relating to the offer and sale of any of the Registrable Securities, or (B) any application or other document or communication (in this Section 10, referred to collectively as an "application") executed by, or on behalf of, the Company or based upon written information furnished by, or on behalf of, the Company filed in any jurisdiction in order to register or qualify any of the Registrable Securities under the securities or "blue sky" laws thereof or filed with the Commission or any securities exchange; or any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon, and in conformity with, written information furnished to the Company with respect to such Eligible Holder by, or on behalf of, such person expressly for inclusion in any registration statement, preliminary prospectus or final prospectus, or any amendment or supplement thereto, or in any application, as the case may be, or
(ii) any breach of any representation, warranty, covenant, or agreement of the Company contained in this Warrant. The foregoing agreement to indemnify shall be in addition to any liability the Company may otherwise have, including liabilities arising under this Warrant.

      If any action is brought against any Eligible Holder or any of its officers, directors, partners, employees, agents, or counsel, or any controlling persons of such person (an "indemnified party") in respect of which indemnity may be sought against the Company pursuant to the foregoing paragraph, such indemnified party or parties shall promptly notify the Company in writing of the institution of such action (but the failure so to notify shall not relieve the Company from any liability other than pursuant to this Section 10(a)) and the Company shall promptly assume the defense of such action, including, without limitation, the employment of counsel reasonably satisfactory to such indemnified party or parties) and payment of expenses. Such indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless the employment of such counsel shall have been authorized in writing by the Company in connection with the defense of such action or the Company shall not have promptly employed counsel reasonably satisfactory to such indemnified party or parties to have charge of the defense of such action or the named parties to such action include both the indemnified and the indemnifying parties and such indemnified party or parties shall have reasonably concluded that there may be one or more legal defenses available to it or them or to other indemnified parties which are different from, or in addition to, those available to the Company, which, for reasons of conflict of interest or otherwise, counsel to the Company is not in a position to assert, in any of which events such reasonable fees and expenses shall be borne by the Company and the Company shall not have the right to direct the defense of such action on behalf of the indemnified party or parties. Anything in this Section 10 to the contrary notwithstanding, the Company shall not be liable for any settlement of any such claim or action effected without its written consent, which consent shall not be unreasonably withheld. The Company shall not, without the prior written consent of each indemnified party that is not released as described in this sentence, settle or compromise any action, or permit a default or consent to the entry of judgment in, or otherwise seek to terminate, any pending or threatened action, in respect of which indemnity may be sought hereunder (whether or not any indemnified party is a party thereto), unless such settlement, compromise, consent, or termination includes an unconditional release of each indemnified party from all liability in respect of such action. The Company agrees promptly to notify the Eligible Holders of the commencement of any litigation or proceedings against the Company or any of its officers or directors in connection with the sale of any Registrable Securities or any preliminary prospectus, prospectus, registration statement, or amendment or supplement thereto, or any application relating to any sale of any Registrable Securities.

            (b) Each Eligible Holder severally agrees to indemnify and hold harmless the Company, each director of the Company, each officer of the Company who shall have signed any registration statement covering Registrable Securities held by such Eligible Holder, each other person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act, and its or their respective counsel, to the same extent as the foregoing indemnity from the Company to the Eligible Holders in Section 10(a), but only with respect to statements or omissions, if any, made in any registration statement, preliminary prospectus, or final prospectus (as from time to time amended and supplemented), or any amendment or supplement thereto, or in any application, in reliance upon, and in conformity with, written information furnished to the Company with respect to any Eligible Holder by, or on behalf of, such Eligible Holder expressly for inclusion in any such registration statement, preliminary prospectus, or final prospectus, or any amendment or supplement thereto, or in any application, as the case may be. If any action shall be brought against the Company or any other person so indemnified based on any such registration statement, preliminary prospectus, or final prospectus, or any amendment or supplement thereto, or any application, and in respect of which indemnity may be sought against any Eligible Holder pursuant to this Section 10(b), such Eligible Holder shall have the rights and duties given to the Company, and the Company and each other person so indemnified shall have the rights and duties given to the indemnified parties, by the provisions of Section 10(a).

            (c) To provide for just and equitable contribution, if (i) an indemnified party makes a claim for indemnification pursuant to Section 10(a) or 10(b) hereof (subject to the limitations thereof), but it is found in a final judicial determination, not subject to further appeal, that such indemnification may not be enforced in such case, even though this Warrant expressly provides for indemnification in such case, or (ii) any indemnified or indemnifying party seeks contribution under the Act, the Exchange Act, or otherwise, then the Company (including for this purpose any contribution made by, or on behalf of, any director of the Company, any officer of the Company who signed any such registration statement, any controlling person of the Company, and its or their respective counsel), as one entity, and the Eligible Holders of the Registrable Securities included in such registration in the aggregate (including for this purpose any contribution by, or on behalf of, an indemnified party), as a second entity, shall contribute to the losses, liabilities, claims, damages, and expenses whatsoever to which any of them may be subject, on the basis of relevant equitable considerations such as the relative fault of the Company and such Eligible Holders in connection with the facts which resulted in such losses, liabilities, claims, damages, and expenses. The relative fault, in the case of an untrue statement, alleged untrue statement, omission, or alleged omission, shall be determined by, among other things, whether such statement, alleged statement, omission, or alleged omission relates to information supplied by the Company or by such Eligible Holders, and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement, alleged statement, omission, or alleged omission. The Company and the Eligible Holders agree that it would be unjust and inequitable if the respective obligations of the Company and the Eligible Holders for contribution were determined by pro rata or per capita allocation of the aggregate losses, liabilities, claims, damages, and expenses (even if the Eligible Holders and the other indemnified parties were treated as one entity for such purpose) or by any other method of allocation that does not reflect the equitable considerations referred to in this Section 10(c). In no case shall any Eligible Holder be responsible for a portion of the contribution obligation imposed on all Eligible Holders in excess of its pro rata share based on the number of shares of Common Stock owned (or which would be owned upon exercise of all Registrable Securities) by it and included in such registration as compared to the number of shares of Common Stock owned (or which would be owned upon exercise of all Registrable Securities) by all Eligible Holders and included in such registration. No person guilty of a fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation. For purposes of this Section 10(c), each person, if any, who controls any Eligible Holder within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act and each officer, director, partner, employee, agent, and counsel of each such Eligible Holder or control person shall have the same rights to contribution as such Eligible Holder or control person and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, each officer of the Company who shall have signed any such registration statement, each director of the Company, and its or their respective counsel shall have the same rights to contribution as the Company, subject in each case to the provisions of this Section 10(c). Anything in this
Section 10(c) to the contrary notwithstanding, no party shall be liable for contribution with respect to the settlement of any claim or action effected without its written consent. This Section 10(c) is intended to supersede any right to contribution under the Act, the Exchange Act, or otherwise.

      11. Unless registered pursuant to the provisions of Section 9 hereof, the Warrant Shares issued on exercise of the Warrants shall be subject to a stop transfer order and the certificate or certificates representing the Warrant Shares shall bear the following legend:

      THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD, PLEDGED, ASSIGNED, OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR (2) THE COMPANY RECEIVES AN OPINION OF COUNSEL TO THE HOLDER OF THIS WARRANT OR SUCH SECURITIES, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE COMPANY, THAT THIS WARRANT OR SUCH SECURITIES, AS APPLICABLE, MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED, OR OTHERWISE TRANSFERRED IN THE MANNER CONTEMPLATED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR APPLICABLE STATE SECURITIES LAWS.

      12. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction, or mutilation of any Warrant (and upon surrender of any Warrant if mutilated), and upon receipt by the Company of reasonably satisfactory indemnification, the Company shall execute and deliver to the Holder thereof a new Warrant of like date, tenor, and denomination.

      13. The Holder of any Warrant shall not have, solely on account of such status, any rights of a stockholder of the Company, either at law or in equity, or to any notice of meetings of stockholders or of any other proceedings of the Company, except as provided in this Warrant.

      14. This Warrant shall be construed in accordance with the laws of the State of California applicable to contracts made and performed within such State, without regard to principles of conflicts of law.

      15. The Holder and the Company irrevocably consent to the jurisdiction of the courts of the State of California and of any federal court, in each case located in Los Angeles or Orange County, California, in connection with any action or proceeding arising out of, or relating to, this Warrant, any document or instrument delivered pursuant to, in connection with, or simultaneously with, this Warrant, or a breach of this Warrant or any such document or instrument. In any such action or proceeding, the Holder or the Company, as applicable, waives personal service of any summons, complaint, or other process and agrees that service thereof may be made in accordance with Section 6.01 of the Purchase
Agreement. Within 30 days after such service, or such other time as may be mutually agreed upon in writing by the attorneys for the parties to such action or proceeding, the Company shall appear to answer such summons, complaint, or other process. Should the Company so served fail to appear or answer within such 30-day period or such extended period, as the case may be, the Company shall be deemed in default and judgment may be entered against the Company for the amount as demanded in any summons, complaint, or other process so served.

Dated: _______________, 2004

                                        WORLDWATER CORP.

                                        By: ____________________________________
                                           Name:
                                           Title:

[Seal]

----------------------
Secretary

                                                           FORM OF ASSIGNMENT

(To be executed by the registered holder if such holder desires to transfer the attached Warrant.)

         FOR VALUE RECEIVED, ______________________ hereby sells, assigns, and transfers unto _________________ a Warrant to purchase __________ shares of Common Stock, par value $0.001 per share, of WorldWater Corp., a Delaware corporation (the "Company"), and does hereby irrevocably constitute and appoint ___________ attorney to transfer such Warrant on the books of the Company, with full power of substitution.

Dated: _________________

                                        Signature_______________________

                                     NOTICE

      The signature on the foregoing Assignment must correspond to the name as written upon the face of this Warrant in every particular, without alteration or enlargement or any change whatsoever.

                                                          ELECTION TO EXERCISE

To: World Water Corp.

      The undersigned hereby exercises his, her, or its rights to purchase shares of Common Stock, par value $0.001 per share (the "Common Stock"), of WorldWater Corp., a Delaware corporation (the "Company"), covered by the within Warrant and tenders payment herewith in the amount of $____________ in accordance with the terms thereof, and requests that certificates for the securities constituting such shares of Common Stock be issued in the name of, and delivered to:

                    (Print Name, Address, and Social Security
                          or Tax Identification Number)

and, if such number of shares of Common Stock shall not constitute all such shares of Common Stock covered by the within Warrant, that a new Warrant for the balance of the shares of Common Stock covered by the within Warrant shall be registered in the name of, and delivered to, the undersigned at the address stated below.

Dated: __________________               Name____________________________________
                                            (Print)

Address:

                                        ----------------------------------------
                                        (Signature)